SUPPLEMENT DATED DECEMBER 10, 2007

TO PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On or about March 10, 2008, the above-captioned prospectus is amended to add a new investment option.

The following new investment option will be added to the above-captioned prospectus on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosures:

Large-Cap Equity Funds
SC Lord Abbett Growth & Income Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        Futurity (NY)